Exhibit 10.68

Execution Version

SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENTS

This SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENTS (this “Amendment”) is entered into as of this 31st day of December, 2008 by Cheniere Midstream Holdings, Inc., a Delaware corporation (“Cheniere Midstream Holdings”), Sabine Pass Tug Services, LLC, a Delaware limited liability company (“Sabine Pass Tug Services”), Cheniere LNG, Inc., a Delaware corporation (“Cheniere LNG”), Cheniere LNG Terminals, Inc., a Delaware corporation (“Cheniere LNG Terminals”), Cheniere Marketing, LLC (formerly known as Cheniere Marketing, Inc.), a Delaware limited liability company (“Cheniere Marketing”), the Lenders (as defined below) signatory hereto and The Bank of New York Mellon, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”). All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Guarantee and Collateral Agreements (as defined below).

Preliminary Statements

A. Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”) has entered into that certain Credit Agreement dated as of August 15, 2008 by and among the Borrower, The Bank of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”), certain affiliates of the Borrower signatory thereto and the lenders party thereto from time to time (the “Lenders”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In connection with the Credit Agreement, Cheniere Midstream Holdings, Sabine Pass Tug Services and certain of their affiliates have entered into that certain Guarantee and Collateral Agreement (Non-Crest Entities) dated as of August 15, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Non-LNG Entities Guarantee and Collateral Agreement”).

C. In connection with the Credit Agreement, Cheniere LNG, Cheniere LNG Terminals, Cheniere Marketing and certain of their affiliates have entered into that certain Guarantee and Collateral Agreement (Crest Entities) dated as of August 15, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LNG Entities Guarantee and Collateral Agreement” and collectively with the Non-LNG Entities Guarantee and Collateral Agreement, the “Guarantee and Collateral Agreements”).

D. Cheniere Midstream Holdings is the sole shareholder of Cheniere LNG Services, Inc., a Delaware corporation (“Cheniere LNG Services”); and Cheniere LNG Services is the sole member of Sabine Pass Tug Services.

E. Cheniere Midstream Holdings intends to dissolve Cheniere LNG Services, and upon such dissolution Cheniere Midstream Holdings will become the sole member of Sabine Pass Tug Services.

F. The parties hereto desire to modify the Non-LNG Entities Guarantee and Collateral Agreement so that Cheniere Midstream Holdings shall grant to the Collateral Agent (for the ratable benefit of the Secured Parties) a security interest in the in the membership interests in Sabine Pass Tug Services.

G. Cheniere LNG Terminals is the sole member of Cheniere Marketing.

H. Cheniere LNG Terminals intends to transfer one percent (1%) of the membership interests in Cheniere Marketing to Cheniere LNG.

I. The parties hereto desire to modify the LNG Entities Guarantee and Collateral Agreement so that Cheniere LNG shall grant to the Collateral Agent (for the ratable benefit of the Secured Parties) a security interest in the membership interests owned by it in Cheniere Marketing.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cheniere Midstream Holdings, Sabine Pass Tug Services, Cheniere LNG Terminals, Cheniere LNG, Cheniere Marketing (collectively, the “Cheniere Parties”), the Administrative Agent, the Collateral Agent and the Required Lenders hereby agree as follows:

1.	Amendments to the Non-LNG Entities Guarantee and Collateral Agreement. Effective immediately upon the dissolution (which shall occur on the date hereof) of Cheniere LNG Services, Schedule 4.07(a) of the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended to show Cheniere Midstream Holdings as the Grantor of the Pledged Equity Interests of Sabine Pass Tug Services and to remove all references showing Cheniere LNG Services as a Grantor with respect to such Pledged Equity Interests, and accordingly Schedule 4.07(a) to the Non-LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced with Schedule 4.07(a) as attached hereto.

2.	Amendments to the LNG Entities Guarantee and Collateral Agreement. Effective immediately upon the transfer (which shall occur on the date hereof) to Cheniere LNG of the one percent (1%) membership interest in Cheniere Marketing as described above, Schedule 4.07(a) to the Non-LNG Entities Guarantee and Collateral Agreement shall be deleted and replaced with Schedule 4.07(a) as attached hereto.

3.	Reference to and Effect Upon the Loan Documents.

(a)	Except as specifically set forth above, the Guarantee and Collateral Agreements and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)	Any reference in any Loan Document to the Guarantee and Collateral Agreements shall be a reference to the Guarantee and Collateral Agreements as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

(c)	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

4.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)	Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Cheniere Parties, the Required Lenders, the Administrative Agent and the Collateral Agent.

(b)	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

(c)	Necessary Consents. Each Cheniere Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and the Administrative Agent shall be entitled to rely on such confirmation.

5.	Reference to and Effect Upon the Loan Documents.

(a)	Except as specifically set forth above, each of the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)	Any reference in any Loan Document to the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement shall be a reference to the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

(c)	This Amendment is a Loan Document.

6.

Further Assurances. Each Cheniere Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the

Required Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

7.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

9.	Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

10.	Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

11.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

12.	Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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CHENIERE MIDSTREAM HOLDINGS, INC.

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

SABINE PASS TUG SERVICES, LLC

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG, INC.

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC.

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MARKETING, LLC

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By: Blackstone Distressed Securities Advisors L.P., its Investment Manager

By	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP as Portfolio Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P., as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD., as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

SCORPION CAPITAL PARTNERS, LP, as a Lender

By: Scorpion GP, LLC

By:	/s/ Nuno Brandolini
Name:	Nuno Brandolini
Title:	Manager

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:	/s/ Stephen K. O’Neal
Name:	Stephen K. O’Neal
Title:	Managing Director

SCHEDULE 4.07(a) TO GUARANTEE AND COLLATERAL AGREEMENT

(NON-CREST ENTITIES)

DESCRIPTION OF PLEDGED EQUITY INTERESTS

I.	Pledged LLC Interests

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Midstream Holdings, Inc.	Sabine Pass Tug Services, LLC	100 units	100 units	100%	2

Cheniere Pipeline Company	Cheniere Pipeline GP Interests, LLC	100	100	100%	1

	Grand Cheniere Pipeline, LLC	100 units	100 units	100%	1
II. Pledged Partnership Interests
Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Common Units Holding, LLC	Cheniere Energy Partners, L.P.	10,891,357 common units	26,416,357 common units	41.22959 % of the common units	0048 and 0049

Cheniere Pipeline GP Interests, LLC	Cheniere Creole Trail Pipeline, L.P.	General Partnership Interest	N/A	0%	uncertificated

	Cheniere Corpus Christi Pipeline, L.P.	General Partnership Interest	N/A	0%	uncertificated

Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail Pipeline, L.P.	General Partnership Interests	N/A	0%	uncertificated

Grand Cheniere Pipeline, LLC	Cheniere Creole Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1

	Cheniere Corpus Christi Pipeline, L.P.	Limited Partnership Interest	N/A	100%	uncertificated

Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
	Cheniere Southern Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	uncertificated

III.	Pledged Stock

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
Cheniere Midstream Holdings, Inc.	Cheniere LNG Services, Inc.	1,000	1,000	100%	2	$0.01

	Cheniere Energy Operating Co., Inc.	1,000	1,000	100%	49	No Par Value

	Cheniere Pipeline Company	1,000	1,000	100%	6	$0.01

	Cheniere Supply & Marketing, Inc.	1,000	1,000	100%	3	$0.01

Cheniere Pipeline Company	Cheniere Southern Trail GP, Inc.	1,000	1,000	100%	1	$0.01

SCHEDULE 4.07(a) TO GUARANTEE AND COLLATERAL AGREEMENT

(CREST ENTITIES)

DESCRIPTION OF PLEDGED EQUITY INTERESTS

I.	Pledged LLC Interests

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Energy Shared Services, Inc.	Cheniere LNG O&M Services, LLC	1,000 units	1,000 units	100%	uncertificated

Cheniere LNG, Inc.	Corpus Christi LNG, LLC	333 units	1,000 units	33.3%	4

	Cheniere Marketing, LLC	10	1,000 units	1%	3

Cheniere LNG Holdings, LLC	Cheniere Common Units Holding, LLC	1,000 units	1,000 units	100%	1

Cheniere LNG Terminals, Inc.	Cheniere LNG Holdings, LLC	1,000 units	1,000 units	100%	3

	Corpus Christi LNG, LLC	667 units	1,000 units	66.7%	5

	Cheniere Marketing, LLC	990	1,000 units	99%	2

II.	Pledged Partnership Interests

Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere LNG, Inc.	Creole Trail LNG, L.P.	General Partnership Interest	N/A	0%	uncertificated

Cheniere LNG Terminals, Inc.	Creole Trail LNG, L.P.	Limited Partnership Interest	N/A	100%	uncertificated

III.	Pledged Stock

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
Cheniere Energy, Inc.	Cheniere LNG, Inc.	1,000	1,000	100%	3	$0.01

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
	Cheniere Energy Shared Services, Inc.	1,000	1,000	100%	5	$0.01

	Cheniere Midstream Holdings, Inc.	1,000	1,000	100%	1	$0.01

Cheniere LNG, Inc.	Cheniere LNG Terminals, Inc.	1,000	1,000	100%	4	$.01